ING LIFE INSURANCE AND ANNUITY COMPANY

and its Variable Annuity Account B

Individual Nonqualified Variable Annuity

Supplement dated August 20, 2007 to the Contract Prospectus

and Statement of Additional Information,

each dated April 30, 2007

This supplement updates certain information contained in your current variable annuity Contract Prospectus and Statement of Additional Information (SAI). Please read it carefully and keep it with your current variable annuity Contract Prospectus and SAI for future reference.

1.

Effective October 1, 2007, the principal executive office of ING Life Insurance and Annuity Company, the issuer of your variable annuity contract, and ING Financial Advisers, LLC, the principal underwriter and distributor of your variable annuity contract, is changed to the following:

One Orange Way Windsor, CT 06095-4774

Accordingly, effective October 1, 2007, all references to these executive offices in your Contract Prospectus and SAI are changed to the above address.

In addition, effective September 4, 2007, the address for sending administrative requests regarding your contract is changed to the following:

ING

USFS Customer Service Defined Contribution Administration

P.O. Box 990063

Hartford, CT 06199-0063

You should send all future administrative requests to this address. Accordingly, also effective September 4, 2007, all references to any different administrative address in your Contract Prospectus and SAI are changed to the above address.

2.

Effective July 30, 2007 the National Association of Securities Dealers, Inc. (NASD) was consolidated into the Financial Industry Regulatory Authority (FINRA). Accordingly, all references in your Contract Prospectus and SAI to the National Association of Securities Dealers, Inc. and NASD are deleted and replaced with the Financial Industry Regulatory Authority and FINRA, respectively.

X.75998-07	August 2007